UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                            reported) January 6, 2005


                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                    001-32320                 43-1883836
----------------------      -------------------   ---------------------------
 (State or Other                (Commission              (IRS Employer
 Jurisdiction of                File Number)          Identification No.)
  Incorporation)



    1954 Innerbelt Business Center Drive                      63114
            St. Louis, Missouri                         ------------------
------------------------------------------------            (Zip Code)
  (Address of Principal Executive Offices)

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
--------------------------------------------------------


         On January 6, 2005, Build-A-Bear Workshop, Inc. (the "Company") issued a press release announcing, among other things, net retail sales, comparable store sales and expected diluted earnings per share for the fiscal 2004 full year and fourth quarter of fiscal 2004. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit. Item 9.01 Financial Statements and Exhibits. (c) Exhibits


Exhibit Number    Description of Exhibit
--------------    ----------------------
99.1              Press Release dated January 6, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BUILD-A-BEAR WORKSHOP, INC.



Date: January 6, 2005         By:      /s/     Tina Klocke
                                       -----------------------------------
                                       Name:   Tina Klocke
                                       Title:  Chief Financial Bear,
                                               Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------
99.1              Press Release dated January 6, 2005